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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                               ---------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


                               Date of Report
                                 June 2, 1997


                   UNITED COMPANIES FINANCIAL CORPORATION
           (Exact name of registrant as specified in its charter)


           Louisiana                       1-7067                71-0430414
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

4041 Essen Lane, Baton Rouge, Louisiana                             70809
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code              (504) 987-0000

                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                 10.1 Credit Agreement dated as of April 10, 1997, by and among United Companies Financial Corporation, as borrower, the Lenders referred to therein, First Union National Bank of North Carolina, as agent and Morgan Guaranty Trust Company of New York, as documentation agent. The exhibits and schedules to this Credit Agreement have been omitted and will be furnished upon request.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED COMPANIES FINANCIAL CORPORATION
                                       (Registrant)


Date:   May 30, 1997                   By:    /s/ J. Terrell Brown
       -------------------------           ----------------------------------
                                           J. Terrell Brown, Chairman and
                                           Chief Executive Officer





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                     UNITED COMPANIES FINANCIAL CORPORATION

                                 EXHIBIT INDEX

                                    Form 8-K
                                 June 2, 1997


  Exhibit Number                         Description
  --------------                         -----------
       10.1      Credit Agreement dated as of April 10, 1997, by and among
                 United Companies Financial Corporation, as borrower, the
                 Lenders referred to therein, First Union National Bank of
                 North Carolina, as agent and Morgan Guaranty Trust
                 Company of New York, as documentation agent.  The
                 exhibits and schedules to this Credit Agreement have been
                 omitted and will be furnished upon request.